THE SPECTRA FUNDS

PROSPECTUS ENCLOSED

October 10, 2007
Restated as of December 7, 2007

SPECTRA TECHNOLOGY FUND

This is not part of the prospectus.

Enclosed is the current prospectus.
Please keep it with other investment records for reference.

This is not part of the prospectus.

Spectra Technology Fund |

THE SPECTRA FUNDS

Class N Shares

PROSPECTUS

October 10, 2007
Restated as of December 7, 2007

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

1	Risk/Return Summary: Investments, Risks & Performance

1	Investments

	Spectra Technology Fund	1

2	Risks

	Spectra Technology Fund	2

4	Performance

	Spectra Technology Fund	4

5	Fees and Expenses

6	Hypothetical Investment & Expense Information

7	Additional Information About the Fund's Investments

9	Management and Organization

11	Shareholder Information

	Distributor	11

	Transfer Agent	11

	Net Asset Value	11

	Purchasing and Redeeming Fund Shares	12

	Dividends and Distributions	13

	Class of Fund Shares	13

14	Investment Instructions

	To Open an Account	14

	To Make Additional Investments in Your Class N Share Account	14

	To Exchange Shares	15

	To Redeem Shares	16

17	Market Timing Policy and Procedures

18	Disclosure of Portfolio Holdings

19	Other Information

20	Financial Highlights

Back Cover:	For Fund Information

Fred Alger & Company, Incorporated Privacy Policy (not part of this prospectus)

Fund	Investment Objective	Principal Strategies	Principal Risks
Spectra Technology Fund	Long-term capital appreciation*	• Invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that are principally engaged in the technology sector
		• Invests primarily in growth stocks of companies characterized by high unit volume growth or positive life cycle change	• Market risk • Growth stock risk • Manager risk • Unseasoned issuer risk • Liquidity risk • Leverage risk • Concentration risk

*  The Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

RISK/RETURN SUMMARY:

Investments, Risks & Performance

INVESTMENTS: SPECTRA TECHNOLOGY FUND (THE "FUND")

The investment objective and primary approach of the Fund is discussed in more detail below. The Fund has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days' prior notice of any change with respect to this policy.

The Fund invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. Fred Alger Management, Inc. ("Alger Management" or the "Manager") believes that these companies tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Fund's portfolio manager may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. As a result of this disciplined investment process, the Fund may engage in active trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

The Fund may invest in companies of any market capitalization. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

The Fund may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

The Spectra Funds (the "Trust") offers five portfolios: Spectra Fund, Spectra Green Fund, Spectra Alchemy Fund, Spectra International Opportunities Fund, and Spectra Technology Fund. Each Fund offers one class of shares, Class N shares. Only shares of the Fund are offered by this Prospectus. You may obtain a copy of the prospectus offering shares of the other portfolios, by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Spectra Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 711-6141, or at the Trust's website at http://www.spectrafund.com.

INVESTMENT OBJECTIVE: Spectra Technology Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that are principally engaged in the technology sector. A company will be considered to be principally engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, health care or biotechnology. This policy may not be changed without providing shareholders with at least sixty (60) days' prior notice.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the Fund's investment style and objective, an investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Trading in growth stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

Additionally, the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

•  since the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

To the extent that the Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

PERFORMANCE

Substantially all of the assets of another investment company advised by the Manager (SM&R Alger Technology Fund) (the "Predecessor Fund"), a series of SM&R Investments, Inc., were transferred to the Fund in a tax-free reorganization on December 7, 2007. The following bar chart shows the performance of the Predecessor Fund's Class A shares, without a front end sales load, from year-to-year and gives you some indication of the risks of investing in the Fund. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table shows the risk of investing in the Fund by comparing the performance of the Predecessor Fund's Class A shares, without a front end sales load, over several periods with that of the Fund's benchmark indices – the Russell 3000 Growth Index, which is an unmanaged index of common stocks designed to track performance of companies with greater than average growth orientation, and the S&P Goldman Sachs Technology Index Composite, which is a narrow technology industry-based index (each, an "Index"). The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for the Predecessor Fund. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that the Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future.

ANNUAL TOTAL RETURN* as of December 31 (%)

The year to date total return of the Fund's Class N shares as of June 30, 2007 was 12.95%.

AVERAGE ANNUAL TOTAL RETURN* AS OF DECEMBER 31, 2006

	1 YEAR	5 YEARS	SINCE INCEPTION (9/1/00)
Return Before Taxes	11.35%	1.62%	(14.79)%
Return After Taxes on Distributions	11.35%	1.62%	(14.79)%
Return After Taxes on Distributions and Sale of Fund Shares	7.38%	1.38%	(11.59)%
Russell 3000 Growth Index**	9.46%	3.01%	(6.19)%
S&P Goldman Sachs Technology Index Composite**	9.00%	1.05%	1.26%

*  The performance of the Fund's Class N shares represents the performance of the Predecessor Fund's Class A Shares, without a front end sales load.

**  No expenses, fees or taxes are reflected in the returns for the Index, which is unmanaged. All returns for the Index assume reinvestment of dividends and interest of the underlying securities that make up the Index.

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class N shares of the Fund. The numbers below for Other Expenses are estimated based on assumed net assets of $20 million.

SPECTRA TECHNOLOGY FUND CLASS N

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee*	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund Assets)
Advisory Fees	.81%
Distribution and Shareholder Servicing (12b-1) Fees	.25%
Other Expenses	.62%
Total Annual Fund Operating Expenses	1.68%
Fee Waiver and/or Expense Reimbursement	.28%**
Net Expenses	1.40%

*  The Fund will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

**  The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through October 31, 2008 to the extent necessary to limit the annual operating expenses of the Fund's Class N shares to 1.40% of the Fund's average net assets (excluding interest, taxes, brokerage and extraordinary expenses). The Manager may recoup Advisory fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years.

EXAMPLES

The following example, which reflects the shareholder fees and operating expenses listed previously, is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 YEAR	3 YEARS
Spectra Technology Fund*	N	$143	$502

* Absent fee waivers and reimbursements, expenses would be as follows:

		1 YEAR	3 YEARS
Spectra Technology Fund	N	$171	$530

The Fund may pay its Distributor, Fred Alger & Company, Incorporated (the "Distributor"), a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. This fee will be paid out of the Rule 12b-1 fee the Fund pays the Distributor for distribution and shareholder services provided to Class N shareholders. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide servicing and/or maintenance of shareholder accounts.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's total return over a 10-year period. The example assumes the following:

•  You invest $10,000 in shares of the Fund and hold it for the entire 10-year period;

•  Your investment has a 5% return before expenses each year; and

•  The maximum initial sales charge is applied.

There is no assurance that the annual expense ratio will be the expense ratio for Class N Shares of the Fund for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Spectra Technology Fund	Class N	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.40%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.60%	7.04%	10.59%	14.26%	18.06%	21.98%	26.03%	30.21%	34.53%	39.00%
End Investment Balance		$10,360	$10,704	$11,059	$11,426	$11,806	$12,198	$12,603	$13,021	$13,453	$13,900
Annual Expense		$143	$177	$183	$189	$195	$202	$208	$215	$222	$230

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, the Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at June 30, 2007) approximately $9.2 billion in mutual fund assets as well as $2.3 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews its investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. The Fund pays the Manager fees at the annual rate of 0.81% based on a percentage of average daily net assets

A discussion of the Trustees' basis for the approval of the investment advisory agreement between the Trust, on behalf of the Fund, and the Manager will be available in the Trust's annual report to shareholders for the fiscal year ended October 31, 2007.

Portfolio Managers

Fund	Portfolio Manager(s)	Since
Spectra Technology Fund	Dan C. Chung	Inception (9/1/00)

Dan C. Chung, CFA, is the individual responsible for the day-to-day management of portfolio investments for the Fund. Mr. Chung also managed the portfolio investments for the Predecessor Fund since its inception. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of securities of the Fund.

•  Mr. Chung has been employed by the Manager since 1994, and currently serves as Chairman, Chief Executive Officer, Chief Investment Officer and portfolio manager.

Administrator

Pursuant to a separate administration agreement, the Manager provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays the Manager a fee at the annual rate of .04% of the Fund's average daily net assets.

Legal Proceedings

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") issued an Order implementing settlements reached with the Manager and the Distributor., As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Fund that the settlement has not adversely affected the operations of the Manager, the Distributor or their affiliates, or adversely affected their ability to continue to provide services to the Fund.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Trust (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases – a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") – were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the Alger Mutual Fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one Class N share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the

New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

The assets of the Fund are generally valued on the basis of market quotations, or where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Purchasing and Redeeming Fund Shares

You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Fund may reject any purchase order.

If you redeem, by sale or exchange, shares of the Fund within 30 days of purchase, the Fund may impose a redemption fee of 2.00% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. Each Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.

Dividends and Distributions

Dividends of the Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in the Fund.

Class of Fund Shares

The Fund offers one class of shares – Class N shares. The Predecessor Fund offered two classes of shares – Class A and Class B. Both of those classes have been reorganized into the Fund's Class N shares.

Minimum Investments
	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	$500	$50
Roth IRA	$500	$50
Coverdell ESA	$500	$50
SIMPLE IRA	$500	$50
Keogh	$500	$50
401(k)	$500	$50
403(b)	$500	$50
Automatic Investment	$500	$50
Asset-based Fee Program Accounts	$250	$50
Minimums may be waived in certain circumstances.

If at any time the value of your Fund shares within your account has fallen below the minimum initial investment amount as a result of redemptions, the Fund may redeem all of your Fund shares within your account.

INVESTMENT INSTRUCTIONS

To Open an Account:

BY MAIL: The Fund does not accept cash or cash alternatives for Fund purchases (make checks payable to The Spectra Funds). Mail your check to:

Boston Financial Data Services
Attn: The Spectra Funds
P.O. Box 8480
Boston, MA 02266-8480

Overnight mail is to be sent to the Fund's transfer agent at the following address:

Boston Financial Data Services
Attn: The Spectra Funds
30 Dan Road
Canton, MA 02021-2809

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Inc., Attn: The Spectra Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank and Trust Company. Call Boston Financial Data Services, Inc. at (800) 711-6141 for details.

CONTACT: Call or visit your broker-dealer, investment adviser, or bank or other financial institution.

AUTOMATICALLY: Complete the Spectra Funds Automatic Investment Plan option on your account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

VIA OUR WEBSITE: Visit the Fund's website to download a new account application – www.spectrafund.com.

Mail completed application with your check to Boston Financial Data Services, Inc., Attn: The Spectra Funds

Physical share certificates are not issued for shares of the Fund.

To Make Additional Investments in Your Class N Share Account:

BY MAIL: Complete the Invest by Mail slip attached to your Fund statement and return the slip with your investment to:

Boston Financial Data Services
Attn: The Spectra Funds
P.O. Box 8480
Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account, normally within one business day. Call (800) 711-6141 to initiate a TelePurchase.

WIRE: Have your bank wire funds to: State Street Bank and Trust Company. Contact Boston Financial Data Services at (800) 711-6141 for details.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Spectra Funds Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Contact the Fund at (800) 711-6141 to receive an Additional Services Form. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account, and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund account. Call (800) 711-6141 for a Payroll Savings Plan Form.

*Not available for Retirement Plans

VIA OUR WEBSITE: Visit the Fund's website to download all forms to add services to your account – www.spectrafund.com.

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Spectra Funds.

To Exchange Shares:

You can exchange shares of the Fund for shares of Spectra Fund, Spectra Green Fund, Spectra Alchemy Fund, and Spectra International Opportunities Fund, each a series of the Trust. You also can exchange shares of your Fund for shares of Alger Money Market Fund, a series of The Alger Funds, another fund advised by the Manager. Call (800) 711-6141 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application).

Shares of Alger Money Market Fund acquired by exchange of Class N shares of the Fund will include a Class N share class designation solely for operational reasons to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from the Fund. If you would like a prospectus describing Alger Money Market Fund, please call the Fund at (800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares. You may incur a 2.00% redemption fee if you exchange shares of the Fund within 30 days of purchase (including purchase by exchange).

To Redeem Shares:

BY MAIL: Send a letter of instruction to Boston Financial Data Services, Inc., Attn: The Spectra Funds, which includes:

•  account number

•  name of the fund

•  number of shares or dollar amount of redemption

•  where to send the proceeds

•  signature(s) of registered owner(s)

•  a signature guarantee if

•  your redemption is for more than $25,000; or

•  you want the check sent to a different address than the one we have on file; or

•  you want the check to be made payable to someone other than the registered owner(s) we have on file; or

•  you have changed your address on file within the past 60 days.

BY TELEPHONE:* Call (800) 711-6141 to sell shares (unless you refused this service on your Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 60 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TeleRedemption allows you to redeem shares by telephone by filling out the appropriate section of the Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days.

* Not available for Retirement Plans

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Spectra Funds Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1.00% of the current account value in your Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE: Visit the Fund's website to download all forms to add redemption privileges to your existing account – www.spectrafund.com.

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Spectra Funds

To speak with a Spectra Funds Representative call (800) 711-6141.

web address: www.spectrafund.com

Representatives are available to assist you with any questions you have.

Signature guarantee is a guarantee by a financial institution that your signature is authentic. The financial institution accepts liability for any forgery or fraud if the signature it guarantees proves to be counterfeit. It is an ideal means to protect investors and their assets. A notarization by a Notary Public is not an acceptable substitute.

MARKET TIMING POLICIES AND PROCEDURES

The Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time the Fund prices its portfolios and determines NAV per share. Additionally, purchases and redemptions (including by exchange) of the Fund's shares are subject to a redemption fee. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio management team, interfere with the efficient management of the Fund, increase the Fund's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Fund.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Manager or its affiliates, except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR, and after the first and third fiscal quarters in regulatory filings, on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and its month-end full portfolios with a 60 day lag on their website www.spectrafund.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. This agreement must be approved by the Fund's Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

OTHER INFORMATION

Under certain circumstances, your Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Fund and Transfer Agent have reasonable procedures in place to determine that the instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Plan Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Plan Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund, but in any event are designed to detect and prevent excessive trading. Consult with your Plan Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Fund through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown and represents the financial highlights of the Predecessor Fund's Class A shares. Class A and Class B shares of the Predecessor Fund have been reorganized into Class N shares of the Fund on December 7, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class A shares of the Predecessor Fund (assuming reinvestment of all dividends and distributions). The information for fiscal years ending August 31, 2007 and 2006 in the table below was audited by BKD, LLP, the Predecessor Fund's independent registered public accounting firm, whose report is included in the Predecessor Fund's August 31, 2007 annual report to shareholders, which is incorporated by reference in the Fund's Statement of Additional Information. For all fiscal years prior to August 31, 2006, the financial information in the table was audited by the Predecessor Fund's former auditors. This information should be read in conjunction with the financial statements and notes thereto included in the Predecessor Fund's August 31, 2007 annual report to shareholders, which is also available upon request.

THE SPECTRA FUNDS

Financial Highlights for a share outstanding throughout the period

SPECTRA TECHNOLOGY FUND*

	CLASS A SHARES
	Year Ended August 31, 2007	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004 (1)	For the Year Ended August 31, 2003 (1)
Net asset value, beginning of year	$3.08	$3.02	$2.43	$2.59	$1.67
Investment loss—net	(0.07)	(0.05)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	1.09	0.11	0.63	(0.10)	0.96
Total from investment operations	1.02	0.06	0.59	(0.16)	0.92
Net asset value, end of year	$4.10	$3.08	$3.02	$2.43	$2.59
Total return (2)	33.12%	1.99%	24.28%	(6.18)%	55.09%
RATIOS (IN PERCENTAGES)/ SUPPLEMENTAL DATA
Net assets, end of year	$843,627	$870,234	$798,200	$585,844	$449,337
Ratio of expenses with reimbursement to average net assets (3)	1.94%	2.02%	2.10%	2.10%	2.10%
Ratio of expenses without reimbursement to average net assets	3.84%	4.45%	6.29%	6.15%	11.46%
Ratio of net investment loss to average net assets	(1.52)%	(1.75)%	(1.36)%	(1.97)%	(1.84)%
Portfolio turnover rate	121.18%	127.07%	269.32%	215.21%	291.66%

*  The Spectra Technology Fund has not commenced operations as of October 10, 2007. Financial Highlights prior to the commencement of operations are those of the Class A shares of its predecessor fund, SM&R Alger Technology Fund.

(1)  Per share information has been calculated using the average number of shares outstanding.

(2)  Does not include the effect of sales charge.

(3)  Effective May 1, 2006 until April 30, 2007, the Fund's Adviser has voluntarily agreed to waive or reduce expenses to 1.85% for Class A and 2.50% for Class B, and thereafter and until December 31, 2007, the expenses will be waived or reduced to 2.10% for Class A and 2.75% for Class B.

NOTES:

NOTES:

NOTES:

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 711-6141

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Spectra Funds
P.O. Box 8480
Boston, MA 02266-8480

BY INTERNET:  Text versions of Fund documents can be downloaded from the following sources:

  •  THE FUND: http://www.spectrafund.com

  •  SEC (EDGAR) http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.spectrafund.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders (when available). In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at http://www.spectrafund.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies also can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090.

QUARTERLY FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.spectrafund.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the Fund's most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

Distributor: Fred Alger & Company, Incorporated
The Spectra Funds
SEC File #811-1743

THE SPECTRA FUNDS PRIVACY POLICY

Your Privacy Is Our Priority

In trusting us with your assets, you provide us with personal and financial data. The Spectra Funds ("Spectra") is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our shareholders. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Privacy Policy

At Spectra, we believe you should know about our Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former shareholders. The Policy is applicable to Spectra and its affiliates. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new services, and fulfill legal and regulatory requirements. Depending on the services you request, we obtain personal information about you from the following sources:

•  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•  Information from your communications with Spectra or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•  Information about your transactions, such as the purchase and redemption of shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

Spectra may share your personal information with our affiliates so that they may process and service your transactions.

However, Spectra never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Security Practices

Spectra protects your personal information by maintaining physical, electronic and procedural safeguards. When you visit Spectra's Internet site your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to parties who require such information to carry out their job responsibilities, such as customer service representatives. Anyone with access to your personal information is aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Spectra. We value your relationship with us and assure you we will abide by our policy to protect your information.

This policy statement is not part of the Prospectus.

Boston Financial Data Services, Inc.
Attn: The Spectra Funds
P.O. Box 8480 Boston, MA 02266-8480

This is not part of the prospectus.

Boston Financial Data Services, Inc.
Attn: The Spectra Funds
P.O. Box 8480 Boston, MA 02266-8480

This is not part of the prospectus.